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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the incorporation by reference in this Registration Statement of HemaSure Inc. on Form S-8 relating to the 1994 Director Option Plan, of our report dated February 9, 1996, on our audits of the consolidated financial statements and financial statement schedule of HemaSure Inc.

                                                    /s/ COOPERS & LYBRAND L.L.P.
                                                    ----------------------------
                                                        COOPERS & LYBRAND L.L.P.


Boston, Massachusetts
June 7, 1996

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